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                                  EXHIBIT 23

                       CONSENT OF INDEPENDENT AUDITORS






We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-43063) pertaining to Calumet Bancorp, Inc. 1992 Stock Option Plan of our report dated January 27, 1998, with respect to the consolidated financial statements of Calumet Bancorp, Inc. included elsewhere herein.



                                              /s/ CROWE, CHIZEK AND COMPANY LLP

                                              CROWE, CHIZEK AND COMPANY LLP

Oak Brook, Illinois
March 23, 1998


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